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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  July 1, 2010

                            DYNATRONICS CORPORATION
             (Exact name of registrant as specified in its charter)

              Utah                     0-12697                  87-0398434
------------------------------    -----------------     -----------------------
  (State or Other Jurisdiction     Commission File            (IRS Employer
       of Incorporation)               Number            Identification Number)



                7030 Park Centre Dr., Salt Lake City, Utah 84121
                ------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (801) 568-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On July 1, 2010, the registrant entered into agreements with two of its in-house distributors for the redemption of shares of the Common Stock of registrant currently beneficially owned by such distributors. The distributors involved in these transactions are John Rajala and Tony Trolio. Under the terms of these agreements, each of these individuals were granted the right to require the registrant to redeem shares of the registrant's Common Stock in an aggregate amount of $300,000 over a three-year period, or $100,000 in the first year, $200,000 (less amounts received in the first year) in the second year, and $300,000 (less amounts received in the first and second years) in the third year. The redemption price for the shares will be determined by reference to the closing bid price of the registrant's Common Stock on the date the distributor gives notice of redemption to the registrant. Copies of these redemption agreements are included with this report as exhibits. The shares that are subject to the redemption agreements were issued to these distributors in connection with the acquisition of their respective distribution businesses by the registrant in 2007.

The registrant also entered into employment agreements with both of these distributors. Under these agreements, the registrant is obligated to provide commissions and other payments for a period of three years. Copies of these employment agreements are included with this report as exhibits.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.


Exhibit No.          Description
-------------------  -----------------------------------------------------------
10.1                 Redemption Agreement (John Rajala)
10.2                 Employment Agreement (John Rajala)
10.3                 Redemption Agreement (Tony Trolio)
10.4                 Employment Agreement (Tony Trolio)
10.5                 Addendum


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DYNATRONICS CORPORATION




                                            By: /s/ Kelvyn H. Cullimore, Jr.
                                                ----------------------------
                                                Kelvyn H. Cullimore, Jr.
                                                Chairman and President





Date:  July 8, 2010






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